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Exhibit 32.1

CERTIFICATION
Pursuant to 18 United States Code Section 1350,
As adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        The undersigned hereby certifies that, to my knowledge, the Annual Report on Form 10-K for the period ended December 31, 2004 of Graphic Packaging Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN M. HUMPHREY Name: Stephen M. Humphrey Title: President and Chief Executive Officer March 29, 2005

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  Exhibit 32.1
CERTIFICATION Pursuant to 18 United States Code Section 1350, As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002